

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Penion Partners 1991-C, Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         1,505
<SECURITIES>                                   0
<RECEIVABLES>                                  70,414
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               71,919
<PP&E>                                         4,226,916
<DEPRECIATION>                                 (2,724,019)
<TOTAL-ASSETS>                                 1,574,816
<CURRENT-LIABILITIES>                          5,950
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,568,866
<TOTAL-LIABILITY-AND-EQUITY>                   1,574,816
<SALES>                                        665,462
<TOTAL-REVENUES>                               666,182
<CGS>                                          0
<TOTAL-COSTS>                                  252,739<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                335,149
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            335,149
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   335,149
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


